EXHIBIT 10

STATE OF NORTH CAROLINA

COUNTY OF HAYWOOD

                                                      STOCK REPURCHASE AGREEMENT

         THIS STOCK REPURCHASE AGREEMENT is made and entered into this 29th day of December, 1995, by and between WELLCO ENTERPRISES, INC., a North Carolina corporation with its principal office and place of business at 150 Westwood Circle, Waynesville, North Carolina, and hereinafter referred to as the "Company"; and CLYDE Wm. ENGLE, hereinafter referred to individually as "Engle"; and the undersigned corporate signators to this Agreement, hereinafter referred to collectively as "The Coronet Group".

                              W I T N E S S E T H :

     WHEREAS, The Coronet Group are stockholders of the Company and as of the date of this Agreement collectively beneficially own a total of 535,424 shares of the Company's presently outstanding 884,806 shares of common stock; and

     WHEREAS, the Company is authorized to repurchase said shares held by The Coronet Group pursuant to the provisions of N.C.G.S. Section 55-6-31(a); and

     WHEREAS, the Company has received from Interstate/Johnson Lane, Inc., of Charlotte, North Carolina an opinion that the entering into of this transaction is fair from a financial point of view to the common shareholders of the Company, and has given notification of this transaction to the American Stock Exchange as required by the rules and regulations of said Exchange; and

     WHEREAS, the Board of Directors of Company has determined that the repurchase of 510,424 shares of the Company's stock from The Coronet Group in accordance with the terms of this Agreement is in the best interest of the Company and its common shareholders; and

     WHEREAS, The Coronet Group are willing to sell said 510,424 shares of the Company's stock in accordance with the terms of this Agreement;

     WHEREAS, the corporate signators to this Agreement from The Engle Group are as follows:

     (i) WELLCO HOLDINGS COMPANY, a Illinois corporation, which beneficially owns the Company's stock which is the subject of this Agreement;

     (ii) RDIS Corporation, a Delaware corporation, of which Engle owns more than 50% of its outstanding stock and itself is the parent corporation of SUNSTATES CORPORATION;

     (iii) SUNSTATES  CORPORATION,  a Delaware corporation,  which is the parent
corporation  of  NORMANDY   INSURANCE  AGENCY,   INC.,  an  Illinois   insurance
corporation;

     (iv) NORMANDY INSURANCE AGENCY, INC., a Illinois corporation, which is the parent corporation of CORONET INSURANCE COMPANY, an Illinois corporation;

     (v) CORONET INSURANCE COMPANY, an Illinois insurance corporation, which is the parent corporation of WELLCO HOLDINGS COMPANY, an Illinois corporation;

     (vi) TELCO CAPITAL CORPORATION, a Delaware corporation, which owns a majority of the equity interest in HICKORY FURNITURE COMPANY, a Delaware corporation; and
                                       -8-

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     (vii)  HICKORY  FURNITURE  COMPANY,  a Delaware  corporation,  which owns a majority of the equity interest in WISCONSIN REAL ESTATE INVESTMENT TRUST, a Wisconsin business trust;

         Attached hereto as Exhibit "A" are the respective direct beneficial owners of the Company's stock which is the subject of this Agreement and which will receive the payments to be made by the Company under this Agreement. By signing of this Agreement, each of these named owners agree that all the consideration paid by the Company will be to LaSalle National Bank as payment to each of them;

         NOW THEREFORE, the Company and The Coronet Group (by their respective corporate signatures hereinafter affixed enter into this Agreement) and subject to the following terms and conditions, hereby agree as follows:

         1. The  Company  hereby  repurchases  from The  Coronet  Group  and The
Coronet Group hereby sells to the Company, FIVE HUNDRED TEN THOUSAND FOUR HUNDRED AND TWENTY FOUR (510,424) shares of the Company's stock currently owned by The Coronet Group at a purchase price of $10,346,753.00 ($20.2709 per share), payment to be made by a cash payment of $5,460,205.00 and transfer by Company of the Company's 400,000 shares of the outstanding common stock of Alba-Waldensian, Inc., a Delaware corporation, at an agreed upon price of $4,886,548.00 (consisting of the Company's initial cash cost of $4,250,000, the cost of acquisition of $224,786, a return on this investment of $357,983, and the cumulative accounting loss recorded by the Company of its equity share of the losses of Alba through September 30, 1995 of $53,779), to the respective owners of the Company's stock purchased hereunder as reflected on Exhibit "A" hereto. Payment of the above cash, transfer of the 400,000 shares of the common stock of Alba Waldensian, Inc. and transfer of the 510,424 shares of the Company's stock will be made simultaneously and on December 29, 1995 or the earliest possible date thereafter.


         2. In addition to the cash purchase price for said 510,424 shares provided for in Paragraph 1 above, the Company shall further be obligated to pay the respective owners of stock owned by The Coronet Group and sold to the Company hereunder, or their respective heirs, successors or assigns, an additional amount not to exceed $1,531,272.00 but payable only from sixty (60%) percent of the cumulative after-tax profits of the Company as determined by the annual audited consolidated financial statements of the Company in excess of $400,000.00 for each of the six (6) fiscal years of the Company commencing with the fiscal year starting June 30, 1996. Such payment shall be made by the Company within ten (10) days after the receipt by the Company of its audited financial statement for its fiscal year ending June 28, 1997, and the subsequent five (5) fiscal years, until the selling shareholders have collectively been paid a maximum total of $1,531,272.00. Said audited financial statement shall be furnished to the Company by the Company's then-regularly engaged independent auditors. The Company shall have the right at any time to prepay the principal of any unpaid balance of the maximum $1,531,272.00, in whole or in part, at its discounted present value applying a SEVEN (7.0%) PERCENT discount factor per annum from its execution date to the prepayment date and assuming a total payout period of six (6) years from June 30, 1996. Said obligation shall be unsecured and subordinate to all financial obligations of the Company for money borrowed, whether now or hereafter secured or unsecured and no payments on said obligation may be made if there then exists any default in the terms of any such secured or unsecured financial obligations of the Company and said obligation shall be subordinate to such other secured or unsecured financial obligations. The Company will expeditiously prepare a Contingent Note containing the above provisions.


         3. The Coronet Group hereby warrant, acknowledge and represent to the Company that the report of beneficial ownership of the Company's stock held by The Coronet Group as reported in SEC Form 4 for the month of November, 1995 attached hereto as Exhibit "B" and filed with the United States Securities and Exchange Commission and the Company, is and remains true and correct and that the identity and respective stock holdings of the Company's stock of the Coronet Insurance Company subsidiaries not named in Exhibit "B" are as stated in Exhibit "A" hereto.



                                       -9-

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         4. The Coronet Group hereby warrants and represents to the Company that
The Coronet Group is acquiring said shares of Alba Waldensian, Inc. for its own account, for the purpose of investment only and not for the purpose of or with a view to the sale or other disposition thereof within the meaning of the Securities Act of 1933, as amended (the "Act"), except as may be permitted by such Act and the rules and regulations promulgated under such Act. The Coronet Group acknowledges that said shares are not registered with the SEC or with any regulatory agencies charged with the administration of state securities laws. The Coronet Group acknowledges that a legend to such effect will be placed on certificates representing the shares. As a condition to said purchase and sale transaction, the Company hereby relinquishes and transfers to The Coronet Group all rights and obligations of the Company and The Coronet Group hereby relinquishes and transfers to the Company all rights and obligations of The Coronet Group arising under December 29, 1994 Stock Purchase Agreement between the Company and Coronet Insurance Company relating to said 400,000 shares of Alba-Waldensian, Inc. stock which were subject of said Stock Purchase Agreement. Accordingly, upon transfer of said Alba-Waldensian shares said Stock Purchase Agreement shall become null and void and no longer of any force and effect by or against the Company and The Coronet Group.

         5. The Coronet Group hereby irrevocably agree that neither they nor any person, firm or corporation with which they are associated (as defined by applicable rules and regulations of the United States Securities and Exchange Commission) will acquire direct or indirect beneficial ownership of any of the Company's common stock exceeding 20% of the common stock outstanding at any time for a period of ten (10) years after the consummation of this Agreement. The Coronet Group hereby irrevocably designate the Board of Directors of the Company as their attorney-in-fact and proxy for this ten (10) year period after consummation of this purchase transaction as to the voting rights attendant to all shares of the Company's stock now or hereafter owned by The Coronet Group at any annual or special meeting of the Company's stockholders as to any and all matters which may properly come before the Company's stockholders for vote at all of said meetings.

     6. Clyde Wm. Engle further hereby irrevocably agrees to resign as a Director of the Company effective with said consummation of this repurchase transaction as above provided.

         7. The Coronet Group hereby undertake to timely file with the Securities and Exchange Commission all filings required by them as the result of consummation of this Agreement and particularly SEC Form 4 and Form 13-D.

         8. The Coronet Group warrants and represents to the Company that each of the corporate members of The Engle Group which are signators to this Agreement and the individual signators signing on their respective behalfs have full corporate, statutory and regulatory authority to execute and consummate this Agreement and that the Company's stock to be sold to the Company pursuant to this Agreement will be at closing hereunder free of any liens or contractual obligations of them or any of them that would preclude or in any manner restrict or limit the sale of the Company's stock pursuant to this Agreement.

         9. Attached hereto as Exhibit "C" is a schedule of all the Company's stock acquired by The Coronet Group acquired by them after June 30, 1995 and the respective purchase price for said stock so acquired. The Coronet Group hereby acknowledge that they are respectively liable to the Company for any profit realized by them based upon the selling price of $20.2709 per share provided for under Paragraph 1 of this Agreement and the purchase price for said stock as reported on said Exhibit "C". The Coronet Group as reported on said Exhibit "C" shall pay to the Company upon the Company's purchase of the stock hereby repurchased by the Company the profit realized pursuant to Section 16(d) of the Securities Exchange Act of 1934, on or before January 31, 1996.

         10. This Agreement shall be interpreted under applicable laws of the State of North Carolina and the United States of America. All notices to be given hereunder shall be mailed (with facsimile copies thereof) as follows:


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To The Coronet Group:                       To the Company:
c/o Sunstates Corporation                         Mr. Horace Auberry
4600 Marriott Dr.                                 Chairman, Board of Directors
Raleigh, NC 27612                                 Wellco Enterprises, Inc.
                                                  Post Office Box 188
                                                  Waynesville, NC 28786
Fax No: 919-781-5619                              Fax No:         (704) 456-3547

This Agreement has been executed and entered into by the Chairman of the Board of the Company upon authorization duly given to them by the Board of Directors of the Company at a Special Meeting thereof held on December 29, 1995, and by the undersigned corporate members of The Coronet Group.

                                BY AUTHORIZED OFFICER                  SIGNATURE
WELLCO ENTERPRISES, INC.        Chairman of the Board of
                                Directors
THE CORONET GROUP:
WELLCO HOLDINGS
COMPANY
NATIONAL ASSURANCE
INDEMNITY COMPANY
CORONET INSURANCE
COMPANY
NORMANDY INSURANCE
AGENCY
SUNSTATES CORPORATION
WISCONSIN REAL ESTATE
INVESTMENT FUND
HICKORY FURNITURE
COMPANY
TELCO CAPITAL
CORPORATION
RDIS CORPORATION
CLYDE WM. ENGLE,
individually and as a Director
of the Company

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EXHIBIT A
STOCK REPURCHASE AGREEMENT ENTERED INTO ON DECEMBER 29, 1995
BETWEEN WELLCO ENTERPRISES, INC. AND THE CORONET GROUP
DIRECT BENEFICIAL OWNERS OF THE COMPANY'S STOCK SUBJECT TO THIS AGREEMENT




Wellco Holdings Company

National Assurance Indemnity Company

Coronet Insurance Company

Normandy Insurance Agency

Sunstates Corporation

Wisconsin Real Estate Investment Fund

Hickory Furniture Company

Telco Capital Corporation

RDIS Corporation

Clyde Wm. Engle

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EXHIBIT B
STOCK REPURCHASE AGREEMENT ENTERED INTO ON DECEMBER 29, 1995
BETWEEN WELLCO ENTERPRISES, INC. AND THE CORONET GROUP
SECURITIES AND EXCHANGE COMMISSION FORM 4 OF THE CORONET GROUP FOR NOVEMBER,
1995





The attached eight pages are a true and exact copy of the Securities and Exchange Commission Form 4 for The Coronet Group.

(These eight pages are not reproduced in this Exhibit B to Exhibit 10 of this Form 8-K. They show beneficial ownership by: Sunstates Corporation, Coronet Insurance Company, Normandy Insurance Agency, Inc., Wisconsin Real Est. Invest. Trust, Hickory Furniture Company, Telco Capital Corporation, RDIS Corporation, and Clyde Wm. Engle in 535,424 shares of the common stock of Wellco Enterprise, Inc.)

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EXHIBIT C
STOCK REPURCHASE AGREEMENT ENTERED INTO ON DECEMBER 29, 1995
BETWEEN WELLCO ENTERPRISES, INC. AND THE CORONET GROUP
SCHEDULE OF ALL THE COMPANY'S STOCK ACQUIRED BY THE
CORONET GROUP ON OR AFTER JUNE 30, 1995


DATE BOUGHT                      SHARES                  COST PER SHARE
July 6, 1995                     1,000                   $15.885
July 19, 1995                    1,000                   $16.285
July 19, 1995                      100                   $15.810
July 19, 1995                      900                   $15.935
September 18, 1995               1,000                   $16.410
September 21, 1995                 824                   $16.450
September 26, 1995                 400                   $16.450
October 11, 1995                 2,000                   $16.190
October 13, 1995                 1,000                   $16.410
October 17, 1995                 1,000                   $16.410
November 16, 1995                1,000                   $16.290


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